SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 16, 2002

COMMONWEALTH BIOTECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive
Richmond, Virginia 23235
(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of businesses acquired.

N/A

(b)  Pro forma financial information.

N/A

(c)  Exhibits.

99.1	Press release, dated October 16, 2002, relating to the registrant’s financial performance for the fiscal quarter ended September 30, 2002.

.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ ROBERT B. HARRIS, PH.D.
Robert B. Harris, Ph.D. President and Chief Executive Officer

Dated: October 18, 2002

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EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press release, dated October 16, 2002, relating to the registrant’s financial performance for the fiscal quarter ended September 30, 2002.

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